                                                           Exhibit 10.4


                                    GCA LTD.



          -------------------------------------------------------------


                       CLASS A WARRANT PURCHASE AGREEMENT

          -------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                         PAGE



1.       PURCHASE AND SALE OF CLASS A WARRANTS.............................1
         1.1      Issue of Class A Warrants................................1

2.       CLOSING DATE; DELIVERY............................................2
         2.1      Closing..................................................2
         2.2      Delivery.................................................2

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.....................2
         3.1      Organization.............................................2
         3.2      Capitalization...........................................2
         3.3      Authority................................................2
         3.4      Issuance of Shares.......................................3
         3.5      No Conflict with Law or Documents........................3
         3.6      Consents, Approvals and Private Offering.................3
         3.7      Litigation...............................................3
         3.8      Conformity with Legal Requirements.......................3
         3.9      Contracts and Commitments................................3
         3.10     Registration Rights......................................4
         3.11     No Brokers or Finders....................................4
         3.12     Disclosures..............................................4

4.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS..................4
         4.1      Legal Power..............................................4
         4.2      Due Execution............................................4
         4.3      Investment Representations...............................5

5.       COVENANTS OF THE COMPANY..........................................7
         5.1      Information..............................................7

6.       TRANSFER RIGHTS AND RESTRICTIONS..................................8
         6.1      Right of First Refusal...................................8

7.       CONDITIONS TO CLOSING............................................10
         7.1      Conditions to Obligations of the Purchaser..............10
         7.2      Conditions to Obligations of the Company................11

8.       MISCELLANEOUS....................................................11
         8.1      Governing Law...........................................11
         8.2      Survival................................................11
         8.3      Successors and Assigns..................................11
         8.4      Entire Agreement........................................11
         8.5      Separability............................................11
         8.6      Amendment and Waiver....................................12

         8.7      Notices.................................................12
         8.8      Fees and Expenses.......................................12
         8.9      Titles and Subtitles....................................12
         8.10     Counterparts............................................12

                                    GCA LTD.

                       CLASS A WARRANT PURCHASE AGREEMENT

         This Class A Warrant Purchase Agreement (this "Agreement") is made as of August 25, 1998 by and among GCA Ltd., a Bermuda corporation (the "Company"), and each of the purchasers who are signatories hereto (individually, a "Purchaser" and collectively, the "Purchasers").

         In consideration of the mutual promises, representations, warranties and conditions set forth in this Agreement, the Company and each Purchaser (severally and not jointly), intending to be legally bound, agree as follows:

1.       PURCHASE AND SALE OF CLASS A WARRANTS.

         1.1      Issue of Class A Warrants.

                  (a) The Company has authorized the issuance and sale of Class A Warrants, in the form set forth as Exhibit A hereto (the "Warrants"), to purchase up to an aggregate number of its Common Shares, par value $1.00 per share, (the "Common Shares") equal to 13.5% of the sum of (i) the Common Shares outstanding immediately following the consummation of the Company's initial public offering of its Common Shares (the "IPO") (including all Common Shares issued and sold by the Company upon exercise of any overallotment option granted to the underwriters of the IPO and all Common Shares issued and sold by the Company in any private placement consummated prior to or simultaneously with the IPO, but excluding any shares held by the Global Purpose Trust) and (ii) the Common Shares issuable upon exercise or conversion of any security outstanding immediately following the consummation of the IPO, except for all Class A Warrants, Class B Warrants and any options granted by the Company pursuant to its Initial Stock Option Plan.

                  (b) In reliance upon each Purchaser's representations and warranties contained in Section 4 hereof and subject to the terms and conditions set forth herein, the Company hereby agrees to sell to each Purchaser Warrants to purchase the number of Common Shares set forth below such Purchaser's signature on the signature page bearing such Purchaser's name at the purchase price set forth on such signature page.

                  (c) In reliance upon the representations and warranties of the Company contained in Section 3 hereof, and subject to the terms and conditions set forth herein, each Purchaser hereby agrees to purchase the Warrants set forth on the signature page bearing such Purchaser's name. Each Purchaser shall severally, and not jointly, be liable for only the purchase of the Warrants that appear on the signature page hereof that relates to such Purchaser.

                  (d) The Company's agreement with each of the Purchasers is a separate agreement, and the sale of the Warrants to each of the Purchasers is a separate sale.

2. CLOSING DATE; DELIVERY.

         2.1 Closing. The closing of the sale and purchase of the Warrants under this Agreement (the "Closing"), shall be held at 10:00 a.m. (Bermuda Time) at the offices of the Company on the date hereof, or at such other time or on such other date as the Purchasers and the Company may mutually agree (the "Closing Date").


         2.2 Delivery. At the Closing, subject to the terms and conditions hereof, the Company shall deliver to each Purchaser Warrants, registered in the name of each Purchaser or its nominee, representing the Warrants to be purchased by each such Purchaser from the Company, dated as of the Closing Date, against payment of the purchase price therefor by wire transfer, unless other means of payment shall have been agreed upon by such Purchaser and the Company.


3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby represents and warrants to each Purchaser as of the date hereof as follows:

         3.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of Bermuda. The Company has all requisite power and authority to own and lease its properties and to conduct its business as now conducted.

         3.2 Capitalization. On the date hereof, the authorized capital stock of the Company consists of 100,000,000 Common Shares, and 50,000,000 Preferred Shares, par value $1.00 per share, of which 12,000 Common Shares and no Preferred Shares are issued and outstanding. All of the issued and outstanding Common Shares have been duly authorized, validly issued and are fully paid and nonassessable. Except as set forth on Schedule 3.2, there are no existing subscriptions, options, warrants, calls, commitments, agreements, conversion or other rights of any character (contingent or otherwise) to purchase or otherwise acquire from the Company at any time, or upon the happening of any stated event, any shares of the capital stock of the Company. The Company has reserved a sufficient number of Common Shares to issue upon exercise of all of the Warrants.


         3.3 Authority. The Company has all requisite power and authority to enter into this Agreement and the Registration Rights Agreement (as described in Section 7.1(c) herein), and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and, upon their execution and delivery by the Company, such documents will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the indemnification and contribution provisions of the Registration Rights Agreement may be limited by principles of public policy, and, as to enforceability, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditor's rights from time to time in effect and subject to general equity principles.

         3.4 Issuance of Shares. The Warrants, when issued against payment therefor pursuant to the terms of this Agreement, and the Common Shares issuable upon exercise of the Warrants (the "Warrant Shares"), when issued against payment therefor pursuant to the terms of the Warrants, will be duly and validly authorized and issued, fully paid and nonassessable, and shall have been issued in compliance with all applicable laws.

         3.5 No Conflict with Law or Documents. The execution, delivery and consummation of this Agreement and the Registration Rights Agreement and the transactions contemplated hereby and thereby will not (a) conflict with any provisions of the Memorandum of Association or Bylaws of the Company; or (b) result in any violation of or default or loss of a benefit under, or permit the acceleration of any obligation under (in each case, upon the giving of notice, the passage of time, or both) any mortgage, indenture, lease, agreement or other instrument, permit, franchise, license, judgment, order, decree, law, ordinance, rule or regulation applicable to the Company.

         3.6 Consents, Approvals and Private Offering. Except for any filings required under applicable securities laws, all of which shall have been made as of the Closing Date to the extent required as of such time, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority is required to be made or obtained by the Company in connection with the execution and delivery of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby.

         3.7 Litigation. There are no actions, suits, notices, hearings, inquiries, proceedings or investigations pending or, to the Company's knowledge threatened, against or affecting the Company that in the aggregate could reasonably be anticipated to result in any material adverse effect on the Company. Neither the Company nor, to the Company's knowledge, any of its officers or directors, is subject to any order, writ, injunction or decree of any court or of any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality.

         3.8 Conformity with Legal Requirements. The operations of the Company as now conducted are not in violation of, nor is the Company in default under, any applicable law, statute, standard, ordinance, code, consent, registration, order, rule, regulation, or judgement of any court, arbitrator, tribunal or governmental authority (collectively, "Laws") presently in effect, except for violations and defaults as do not and could not reasonably be expected to, in the aggregate, have a material adverse effect on the Company.

         3.9 Contracts and Commitments. Except as set forth on Schedule 3.9 attached hereto, the Company does not have any contract, obligation or commitment which is or involves a potential material commitment or any stock redemption or stock purchase agreement, financing agreement, license, lease, or stock option plan. For purposes of this Section 3.9, a contract, obligation or commitment shall be deemed material if it requires future expenditures by the Company in excess of $100,000 or may reasonably be expected to result in payments to the Company in excess of $100,000.


         3.10 Registration Rights. The Company has not granted any rights relating to registration of its capital stock under the Securities Act of 1933, as amended (the "Act") or state securities laws other than those contained in the Registration Rights Agreement.


         3.11 No Brokers or Finders. No person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company.


         3.12 Disclosures. Neither this Agreement, any Schedule nor any Exhibit to this Agreement contains any untrue statement of material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading.

4.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

                  Each Purchaser hereby severally represents and warrants to, and covenants with the Company as follows:

         4.1 Legal Power. If such Purchaser is a corporation, partnership or trust, it has the requisite corporate, partnership, trust or fiduciary power, as appropriate, and is authorized, to enter into this Agreement and the Registration Rights Agreement, to purchase the Warrants hereunder, and the Warrant Shares for which such Warrants may be exercised, and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement. If such Purchaser is an individual, it has full legal right, power and authority to enter into this Agreement and the Registration Rights Agreement, to purchase the Warrants hereunder, and the Warrant Shares for which such Warrants may be exercised, and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement.

         4.2 Due Execution. Each of this Agreement and the Registration Rights Agreement has been duly authorized (and, if such Purchaser is a corporation, partnership, trust or fiduciary, executed and delivered) by such Purchaser, and, upon due execution and delivery by the Company, this Agreement and the Registration Rights Agreement will be valid and binding agreements of such Purchaser, enforceable against such Purchaser in accordance with their terms, except as the indemnification and contribution provisions of the Registration Rights Agreement may be limited by principles of public policy, and, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditor's rights from time to time in effect and subject to general equity principles.

         4.3      Investment Representations. Each Purchaser acknowledges that:


                  (a) the availability of the exemption from registration under the Act relied upon by the Company in issuing the Warrants is dependent, in part, upon the truth of the representations made herein;


                  (b) such Purchaser is thoroughly familiar with the proposed business of the Company and has made all investigations thereof which such Purchaser deems necessary or desirable;


                  (c) such Purchaser has such knowledge and experience in financial, tax, and business matters in general, and investments and securities in particular, as to enable such Purchaser to evaluate the merits and risks of an investment in the Warrants and to make an informed investment decision with respect thereto;


                  (d) such Purchaser is familiar with the business, lack of past performance, and prospects of the Company, including the risks associated therewith;


                  (e) such Purchaser: (1) has had the opportunity to obtain all information requested by him for any purpose related to this Agreement and the transactions contemplated hereby; and (2) has had the opportunity to meet with representatives of the Company and to have them answer any questions and provide such additional information regarding the terms and conditions of the transactions contemplated hereby and the business and prospects of the Company, as deemed relevant by such Purchaser, all of which questions have been answered and all of such requested information has been provided to the full satisfaction of such Purchaser. Such Purchaser is aware that an investment in the Warrants is speculative and involves significant risks, including, among other things, the risk of the loss of such Purchaser's entire investment in the Warrants and the Warrant Shares;

                  (f) such Purchaser is an "accredited investor" as such term is defined in Rule 501 of the Act and was not formed for the specific purpose of acquiring the Warrants. The definition of accredited investor appears as Exhibit B to this Agreement;


                  (g) neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved the Warrants or the Warrant Shares to be received by such Purchaser or passed upon or endorsed the merits of an investment therein or confirmed the accuracy or adequacy of any information provided by the Company to such Purchaser;

                  (h) neither the Warrants nor the Warrant Shares are registered under the Act or under any applicable state securities law and must be held indefinitely unless they are subsequently so registered or unless an exemption from such registration is available;


                  (i) except as provided in the Registration Rights Agreement, the Company is under no obligation to register the Warrants or the Warrant Shares under any circumstances or to attempt to make available any exemption from registration under the Act or any applicable state securities law, at such Purchaser's expense or otherwise;


                  (j) such Purchaser recognizes that he must bear the substantial economic risks of his investment in the Warrants and the Warrant Shares and that such Warrants and Warrant Shares may not be sold, transferred, hypothecated or otherwise disposed of unless they are subsequently registered under the Act pursuant to the filing of an effective registration statement and under applicable state securities laws or exemption from such registration is available and there is provided to the Company by such Purchaser an opinion of counsel satisfactory to the Company or no-action letters from the SEC and any appropriate state regulatory agencies to the effect that registration under the Act and any applicable state securities law is not required in connection with the transaction. Each of the Warrants and each certificate representing Warrant Shares and any Common Shares or other securities issued in respect of such Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event will bear the following legend, or one similar thereto, drawing attention to the restrictions on its transferability:


                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS. IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN A WARRANT OF THE COMPANY DATED AUGUST 25, 1998.

                  (k) if, at a time when registration is required, it is legally permissible for the Purchaser to sell the Warrants or Warrant Shares privately without registration, the Warrants and Warrant Shares so sold will be restricted in the hands of the purchaser. In the event that there is a public market for the Warrants or Warrant Shares at that time, such purchaser may only be willing to pay a price less than the price for unrestricted securities; and


                  (l) such Purchaser (1) is aware that any routine sales under Rule 144 of the SEC under the Act of the Warrants and the Warrant Shares may be made only in limited amounts and in accordance with the terms and conditions of that Rule and that in such cases where the Rule is not applicable, compliance with some other registration exemption will be required; and (2) is aware that Rule 144 is not presently available for use by the Purchaser for resale of such Warrants and Warrant Shares; and


                  (m) such Purchaser's principal residence is set forth next to such Purchaser's name on the signature page to this Agreement.


5.       COVENANTS OF THE COMPANY

         5.1      Information.

                  (a) If the Company becomes subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Sections 13 or 15(d), the Company shall deliver to each holder of Warrants all annual, quarterly or other reports to the extent furnished to its public security holders.

                  (b) If the Company is not subject to the requirements of Sections 13 or 15(d) of the Exchange Act, the Company shall cause to be furnished promptly to each holder of Warrants, so long as such holder owns Warrants to acquire at least 5,000 Warrant Shares, (i) as soon as available, and in any event within 150 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its consolidated subsidiaries, if any, as of the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all prepared in accordance with generally accepted accounting principles and reported on by independent certified public accountants; and (ii) as soon as available, and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, a consolidated balance sheet of the Company and its consolidated subsidiaries, if any, as of the end of such quarter and the related consolidated statements of income and stockholder's equity (together with any other quarterly financial statements being prepared by the Company at such time), setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Company's previous fiscal year.

                  (c) At any reasonable time during normal business hours and from time to time, the Company will permit any Purchaser who then owns Warrants to acquire at least 5,000 Warrant Shares, or any agent or representative of such Purchaser, to examine the books and records and visit the properties of the Company and to discuss the Company's affairs, finances and accounts with any of its officers or directors; provided that any such Purchaser exercising its rights hereunder shall (i) use all reasonable efforts to ensure that any such examination or visit results in a minimum of disruption to the operations of the Company and (ii) agree in writing to keep any and all proprietary information of the Company disclosed to such Purchaser in the course of such examination or visit confidential and not use such proprietary information for any purpose.

6.       TRANSFER RIGHTS AND RESTRICTIONS.

         6.1      Right of First Refusal.


                  (a) Company's Right of First Refusal. If any Purchaser (the "Selling Shareholder") wishes to sell any of the Warrants or Warrant Shares (collectively, the "Offered Shares") pursuant to a bona fide offer from a third party to purchase the Offered Shares (a "Bona Fide Offer"), such Purchaser shall first give written notice of his intention to sell ("Notice of Sale") to the Company. A Notice of Sale shall name the proposed transferee and specify the number of Offered Shares, the price per Offered Share and the terms of payment and shall have attached thereto a copy of the Bona Fide Offer. The Company shall have the right to purchase all or (if the Non-Selling Shareholders (as defined in Section 6.2(b)) elect to purchase all of the Offered Shares not purchased by the Company) any part of the Offered Shares, at the price and on the terms of the Bona Fide Offer. The Company shall exercise such right by giving notice of exercise to the Selling Shareholder by the close of business on the 60th day after Notice of Sale was given to the Company, setting forth the Company's acceptance of the offer, the number of Offered Shares to be purchased, and identifying the Non-Selling Shareholders, if any, who will purchase Offered Shares, and fixing a time and place of closing (the "Closing").

                  (b) Purchasers' Right of First Refusal. If the Company does not elect to purchase any of the Offered Shares, or elects to purchase less than all of the Offered Shares, the Company shall so notify each other Purchaser (the "Non-Selling Shareholders") not later than the 20th day after the date the Notice of Sale was given to the Company. The Non-Selling Shareholders collectively shall have the right to purchase all, but not less than all, of the Offered Shares not purchased by the Company at the price and on the terms of the Bona Fide Offer and shall exercise such right as follows:

                                    (i)     Any Non-Selling Shareholder desiring
to acquire any of the Offered Shares shall give the Secretary of the Company written notice of election to purchase a specified number of the Offered Shares by the close of business on the 15th day after the Company gave notice to the Non-Selling Shareholders.

                                    (ii) If the Non-Selling Shareholders have
given to the Company elections to purchase aggregating the exact number of Offered Shares offered to them, the Company shall give such Purchasers the notice provided for in subparagraph (iv).

                                    (iii) If elections to purchase by the
Non-Selling Shareholders aggregate more than the number of Offered Shares available to the Non-Selling Shareholders, the Company shall allocate the Offered Shares among the Non-Selling Shareholders electing to purchase as follows: Each such Non-Selling Shareholder shall be allocated such proportion of the Offered Shares as the number of Shares then owned by him bears to the total number of Shares owned by all Non-Selling Shareholders who elected to purchase any of the Offered Shares, up to the number of Offered Shares specified in his election. Any Offered Shares not so allocated shall be allocated as aforesaid in one or more successive allocations to each Non-Selling Shareholder whose election specified a number of Offered Shares greater than the number which had then been allocated to such Non-Selling Shareholder, until all of the Offered Shares have been allocated. Thereupon, the Company shall give each such Purchasers the notice provided for in subparagraph (iv).

                                    (iv) Not later than 10 days after the date
on which the notice is required to be delivered under subparagraph (i) above, the Company shall notify each Non-Selling Shareholder who had elected to purchase any Offered Shares of the number of Offered Shares which have been allocated to him, and of the time and place of the Closing, whereupon each such Non-Selling Shareholder shall become legally obligated to purchase such Shares at the price and on the terms of the Bona Fide Offer. Promptly thereafter, but not later than the close of business on the 60th day after the Company was given the Notice of Sale, the Company shall notify the Selling Shareholder of the exercise by the Company and/or the Non-Selling Shareholders of their right to purchase all of the Offered Shares specifying the number of Shares being purchased by the Company and by each named Non-Selling Shareholder. Neither the Company nor any Non-Selling Shareholder shall have the right to purchase any of the Offered Shares unless collectively all of the Offered Shares shall be purchased.

                                    (v)     If (A) elections to purchase less
than all of the Offered Shares are received within the time period specified, the Secretary shall promptly so notify the Selling Shareholder, or (B) if the Selling Shareholder is not notified that all of the Offered Shares will be purchased by the close of business on the 60th day after Notice of Sale was given, the Selling Shareholder may, for a period of 60 days thereafter sell the Offered Shares to the person named in the Bona Fide Offer on the terms provided therein, provided however that as a condition to any such transfer the transferee must agree to be bound by the provisions of this Section 6.2 in a written agreement satisfactory in form to the Company.

                  (c) Deviation from Bona Fide Offers. Where the consideration constituting all or a part of the consideration under the Bona Fide Offer is not readily available to the Company or the Non-Selling Shareholders (e.g., real estate or securities for which there is no established trading market) or otherwise cannot be precisely duplicated by the Company or a Non-Selling Shareholder, a purchase by the Company or a Non-Selling Shareholder shall be made for a consideration and upon terms which constitute the reasonable economic equivalent of the price and terms of the Bona Fide Offer. For these purposes, the promissory note of any Non-Selling Shareholder or the Company shall be considered the reasonable economic equivalent of the promissory note of the proposed transferee, notwithstanding any differences in financial condition.

                  (d) Closing. The Closing of any purchase and sale of Offered Shares shall take place at the principal office of the Company (or such other location as may be fixed by the Company) at a time specified by the Company in the notice provided for in Section 6.2(b)(iv), which shall be not later than the close of business on the 15th day after the Company shall have given to the Selling Shareholder notice of the exercise of the right to purchase all of the Offered Shares. At Closing, the Selling Shareholder shall deliver certificates representing the Offered Shares, duly endorsed for transfer, free and clear of any liens, restrictions or encumbrances (except those arising from this Agreement), and (if required by the Company) with signature guaranteed, and accompanied by all documents necessary to effect such transfer and the purchaser or purchasers shall deliver the agreed upon consideration therefor.


                  (e) Transfers to Affiliates. Any Purchaser may, notwithstanding Sections 6.1(a) and (b), transfer Warrants or Warrant Shares to a spouse, family member, public charity, or any trust, corporation or other entity which is controlled by, under common control with, or operated for the benefit of such Purchaser or any of the foregoing.


                  (f) Termination of Provisions upon Public Offering. The provisions of this Section 6.1 shall terminate upon the effectiveness of a registration statement filed with the SEC registering Common Shares in an initial public offering.


7.       CONDITIONS TO CLOSING.

         7.1 Conditions to Obligations of the Purchaser. Each Purchaser's obligation to purchase the Warrants at the Closing is subject to the fulfillment, at or prior to the Closing, of all of the following conditions:

                  (a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects and the Company shall have performed in all material respects all obligations and conditions herein required to be performed by it on or prior to the Closing Date.

                  (b) Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any applicable governmental authority or regulatory body that are required in connection with the lawful sale and issuance of the Warrants pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing Date. No stop order or other order enjoining the sale of the Warrants shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Warrants shall be legally permitted by all laws and regulations to which each Purchaser and the Company are subject.

                  (c) Registration Rights Agreement. The Company shall have entered into the Registration Rights Agreement in the form attached as Exhibit C hereto.

         7.2 Conditions to Obligations of the Company. The Company's obligation to issue and sell the Warrants at the Closing is subject to the fulfillment to the Company's satisfaction, on or prior to the Closing, of the following conditions:

                  (a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Purchasers in
Section 4 hereof shall be true and correct in all material respects and the Purchasers shall have performed all obligations and conditions herein required to be performed by them on or prior to the Closing Date.

                  (b) Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any applicable governmental authority or regulatory body that are required in connection with the lawful sale and issuance of the Warrants pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing Date. No stop order or other order enjoining the sale of the Warrants shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction.

                  (c) Lock-up Agreement. The Purchaser shall have entered into a lock-up agreement in substantially the form attached as Exhibit D hereto.


8.       MISCELLANEOUS.

         8.1 Governing Law. This Agreement shall be governed by and construed under the laws of Bermuda without regard to principles of conflict of laws.

         8.2 Survival. The representations and warranties made by the parties in this Agreement shall survive the consummation of the transactions herein contemplated until the expiration of the statute of limitations with respect to claims arising under Section 10(b) of the Exchange Act.

         8.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

         8.4 Entire Agreement. This Agreement and the Exhibits and Schedules hereto, and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein.

         8.5 Separability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         8.6 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

         8.7 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery, on the first business day following mailing by overnight courier, delivery charges prepaid, or on the fifth day following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company and the Purchaser at the respective addresses included herein, or at such other address, notice of which is given in accordance with the provisions of this Section 8.7.

         8.8 Fees and Expenses. The Company and the Purchasers shall bear their own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

         8.9 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         8.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

                                    GCA LTD.
                       CLASS A WARRANT PURCHASE AGREEMENT


--------------------------------------  --------------------------------------
Purchaser's Name - Please Print         Nominee Name (if appropriate)


--------------------------------------  --------------------------------------
Social Security/Tax I.D. Number         Telephone Number


--------------------------------------  --------------------------------------
Address                                 City, State and Zip Code


--------------------------------------  --------------------------------------
Signature                               Date


==============================================================================

Class A Warrant to                      Aggregate
purchase Common Shares                  Purchase Price

                                        $
--------------------------               -------------


Enclose check payable to: GCA LTD. or

FUNDS SHOULD BE WIRED TO:

==============================================================================

AGREED TO AND ACCEPTED:

GCA LTD.


By:                                     Date:
   -----------------------------------       ---------------------------------

BE\252429\6

                                  SCHEDULE 3.2

None, except for options that may be granted by the Company pursuant to its Initial Stock Option Plan, as may be amended from time to time.

                                  SCHEDULE 3.9

None.